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                                 EXHIBIT 10(bg)


                                 AMENDMENT NO. 1
                          Dated as of January 30, 1996
                                     to the
                                OPTION AGREEMENT


         Amendment No. 1 dated as of January 30, 1996 to the Option Agreement (the "Amendment") by and among The Claridge Hotel and Casino Corporation, a New York corporation (the "Buyer"), The Claridge at Park Place, Incorporated, a New Jersey corporation and a wholly-owned subsidiary of Buyer ("CPPI"), Philip J. Dion, as Trustee (the "Seller") for Valley of the Sun United Way (the "United Way") under an Irrevocable Trust, dated April 2, 1990 (the "Trust Instrument"), and Atlantic City Boardwalk Associates, L.P., a New Jersey limited partnership (the "Partnership").


                              W I T N E S S E T H :


         WHEREAS, Buyer, CPPI, Seller and the Partnership have heretofore entered into an Option Agreement dated as of November 29, 1995 (the "Option Agreement"); and

         WHEREAS, Buyer, CPPI, Seller and the Partnership wish to amend the Option Agreement as set forth herein;

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         a. Article VII, Section 7.1(a)(ii) of the Option Agreement is hereby amended to delete the present language thereof in its entirety and to insert in its place the following:

                       "(ii) by the Buyer or the Seller by written notice to the other if, without fault of the terminating party, the Option Closing shall not have occurred on or before February 25, 1996; or"

         b. The parties hereto agree not to appeal Resolution No. 96-2-4 of the New Jersey Casino Control Commission, obtained by the Seller in connection with the transactions contemplated by the Option Agreement.

         c. This Amendment will be governed by, and construed under, the laws of the State of New York.

         d. Except as provided herein, all provisions, terms and conditions of the Option Agreement shall remain in full force and effect. As amended hereby, the Option Agreement is ratified and confirmed in all respects.

         e. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the date first above written.


                                 THE CLARIDGE HOTEL AND CASINO CORPORATION

                                 By: /s/ Robert M. Renneisen
                                     -------------------------------
                                     Name: Robert M. Renneisen
                                     Title: Chief Executive Officer


                                 THE CLARIDGE AT PARK PLACE, INCORPORATED

                                 By: /s/ Robert M. Renneisen
                                     -------------------------------
                                     Name: Robert M. Renneisen
                                     Title:Chief Executive Officer


                                     /s/ Philip J. Dion
                                    -------------------------------
                                     PHILIP J. DION, as Trustee for
                                     VALLEY OF THE SUN UNITED WAY


                                     ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.

                                     By: /s/ Anthony C. Atchley
                                    -------------------------------
                                     Name:  Anthony C. Atchley
                                     Title: General Partner

                                     By:  /s/ Gerald C. Heetland
                                     -------------------------------
                                     Name:  Gerald C. Heetland
                                     Title: General Partner